UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2012

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 36th Avenue West Everett, Washington www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

(425) 348-2600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement with Former Chief Executive Officer and President

Intermec, Inc. (the “Company”) previously reported on a Form 8-K filed with the Securities and Exchange Commission on May 1, 2012 that, effective April 30, 2012, Patrick J. Byrne was replaced as Chief Executive Officer and President of the Company and also resigned as a director of the Company. The Company has entered into a Separation Agreement with Mr. Byrne, which became effective May 26, 2012, and reflects the agreement reached by the Company and Mr. Byrne concerning Mr. Byrne’s separation from service as an employee of the Company, effective May 11, 2012, and as its Chief Executive Officer, President and director. Material terms of the Separation Agreement include the following:

•

As a senior officer who was terminated without cause, Mr. Byrne will receive certain benefits set forth in the Company’s Senior Officer Severance Plan (“SOSP”), which benefits include (a) a lump sum severance payment of $1,442,000 equal to two times Mr. Byrne’s annual base pay for 2012, (b) an additional amount of $17,305 equal to the 12-month total for COBRA premiums applicable to the level of health plan coverage in effect at the time of Mr. Byrne’s termination, (c) outplacement services for one year, and (d) amounts accrued and due under the existing terms of various benefit programs, including the Company’s Deferred Compensation Plan.

•

In addition, in consideration of Mr. Byrne waiving any rights to any additional payment under the Company’s 2012 Senior Officer Incentive Plan as otherwise provided for in the SOSP, his continuing availability for transition assistance, and other good and valuable consideration, including, among other things, entering into a general release of claims (set forth in Exhibit A to the Separation Agreement), Mr. Byrne will receive an additional sum of $450,000.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached to this current report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Separation Agreement with former Chief Executive Officer and President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMEC, INC. (Registrant)

Date: June 1, 2012	By:	/S/ YUKIO MORIKUBO
Yukio Morikubo
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
10.1	Separation Agreement with former Chief Executive Officer and President